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                                                                EXHIBIT 24

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony J. F. O'Reilly, Paul F. Renne and Lawrence J. McCabe, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and to sign any and all amendments to said Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        This Power of Attorney has been signed below as of the 10th day of September, 1997 by the following persons in the capacities indicated.

Signature                                       Title
----------                                     ------

/s/ Anthony J. F. O'Reilly                  Chairman of the Board and
------------------------------------        Chief Executive Officer and
Anthony J. F. O'Reilly                      Director (Principal Executive
                                            Officer)

/s/ Paul F. Renne                           Executive Vice President and
------------------------------------        Chief Financial Officer and
Paul F. Renne                               Director (Principal Financial
                                            Officer)


/s/ Edward J. McMenamin                     Vice President and Corporate
-----------------------------------         Controller (Principal Accounting
Edward J. McMenamin                         Officer)


/s/ William P. Snyder III                   Director
-----------------------------------
William P. Snyder III

/s/ Joseph J. Bogdanovich                   Director
-----------------------------------
Joseph J. Bogdanovich

/s/ Herman J. Schmidt                       Director
----------------------------------
Herman J. Schmidt


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/s/ Eleanor B. Sheldon                      Director
----------------------------------
Eleanor B. Sheldon

/s/ Richard M. Cyert                        Director
----------------------------------
Richard M. Cyert

/s/ Samuel C. Johnson                       Director
----------------------------------
Samuel C. Johnson

/s/ Donald R. Keough                        Director
----------------------------------
Donald R. Keough

/s/ S. Donald Wiley                         Director
----------------------------------
S. Donald Wiley

/s/ Lawrence J. McCabe                      Director
----------------------------------
Lawrence J. McCabe

/s/ David R. Williams                       Director
----------------------------------
David R. Williams

/s/ Luigi Ribolla                           Director
----------------------------------
Luigi Ribolla

/s/ Nicholas F. Brady                       Director
----------------------------------
Nicholas F. Brady

/s/ William R. Johnson                      Director
----------------------------------
William R. Johnson

/s/ William C. Springer                     Director
----------------------------------
William C. Springer

/s/ Edith E. Holiday                        Director
----------------------------------
Edith E. Holiday